                                                                EXHIBIT h(31)(f)

                                 AMENDMENT NO. 5

                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM Variable Insurance Funds (formerly AIM Variable Insurance Funds, Inc.), a Delaware Trust, A I M Distributors, Inc., a Delaware Corporation, American General Life Insurance Company ("Life Company"), a Texas Life Insurance Company and American General Securities Incorporated ("AGSI"), and collectively (the "Parties") is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

     WHEREAS, the parties desire to amend Schedule A of the Agreement to add the contracts of the Life Company relating to the Life Company's Platinum Investor PLUS Flexible Premium Variable Life Insurance Policy, Form No. 02600.

     NOW, THEREFORE, in consideration of their mutual promises, the parties agree as follows:

     1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

-------------------------------------------------------------------------------------------------------------------------------
                                                   SEPARATE ACCOUNTS
      FUNDS AVAILABLE UNDER                        UTILIZING SOME OR                 POLICIES/CONTRACTS FUNDED BY THE
          THE POLICIES                             ALL OF THE FUNDS                         SEPARATE ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund           American General Life Insurance       -    Platinum Investor I Flexible Premium
AIM V.I. Premier Equity Fund                 Company Separate Account VL-R              Variable Life Insurance Policy
                                             Established: May 1, 1997                   -   Policy Form No. 97600

                                                                                   -    Platinum Investor II Flexible Premium
                                                                                        Variable Life Insurance Policy
                                                                                        -   Policy Form No. 97610

                                                                                   -    Corporate America - Variable Flexible
                                                                                        Premium Variable Life Insurance
                                                                                        -   Policy Form No. 99301

                                                                                   -    Platinum Investor Survivor Last
                                                                                        Survivor Flexible Premium Variable Life
                                                                                        Insurance Policy
                                                                                        -   Policy Form No. 99206

                                                                                   -    Platinum Investor Survivor II Last
                                                                                        Survivor Flexible Premium Variable Life
                                                                                        Insurance Policy
                                                                                        -   Policy Form No. 01206
-------------------------------------------------------------------------------------------------------------------------------

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
-------------------------------------------------------------------------------------------------------------------------------
                                                   SEPARATE ACCOUNTS
      FUNDS AVAILABLE UNDER                        UTILIZING SOME OR                 POLICIES/CONTRACTS FUNDED BY THE
          THE POLICIES                             ALL OF THE FUNDS                         SEPARATE ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund           American General Life Insurance
AIM V.I. Premier Equity Fund                 Company Separate Account VL-R         -    Platinum Investor III Flexible Premium
                                             Established: May 1, 1997                   Variable Life Insurance Policy
                                                                                        -   Policy Form No. 00600

--------------------------------------                                             --------------------------------------------
AIM V.I. Premier Equity Fund                                                       -    AG Legacy Plus Flexible Premium
                                                                                        Variable Life Insurance Policy
                                                                                        -   Policy Form No. 98615
--------------------------------------                                             --------------------------------------------
AIM V.I. Capital Appreciation Fund                                                 -    The One VUL Solution Flexible Premium
AIM V.I. Government Securities Fund                                                     Variable Life Insurance Policy
AIM V.I. High Yield Fund                                                                -   Policy Form No. 99615
AIM V.I. International Growth Fund
--------------------------------------                                             --------------------------------------------

AIM V.I. International Growth Fund                                                 -    AG Legacy Plus Flexible Premium
                                                                                        Variable Life Insurance Policy
                                                                                        -   Policy Form No. 99616
--------------------------------------                                             --------------------------------------------

AIM V.I. International Growth Fund                                                 -    Platinum Investor PLUS Flexible Premium
AIM V.I. Premier Equity Fund                                                            Variable Life Insurance Policy
                                                                                        -   Policy Form No. 02600
-------------------------------------------------------------------------------------------------------------------------------

AIM V.I. International Growth Fund            American General Life Insurance      -    Platinum Investor Variable Annuity
AIM V.I. Premier Equity Fund                  Company Separate Account D                -   Policy Form No. 98020
                                              Established: November 19, 1973
-------------------------------------------------------------------------------------------------------------------------------

      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: May 14, 2002

                                              AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Jim Coppedge                      By: /s/ Carol F. Relihan
        -----------------------------             ------------------------------
Name:   Jim Coppedge                          Name:  Carol F. Relihan
Title:  Assistant Secretary                   Title: Senior Vice President

(SEAL)

                                              A I M DISTRIBUTORS, INC.

Attest: /s/ Jim Coppedge                      By: /s/ Michael J. Cemo
        -----------------------------             ------------------------------
Name:   Jim Coppedge                          Name:  Michael J. Cemo
Title:  Assistant Secretary                   Title: President

(SEAL)

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

                                            AMERICAN GENERAL LIFE INSURANCE
                                            COMPANY

Attest: /s/ Lauren W. Jones                 By: /s/ Larry J. O' Brien
        --------------------------              --------------------------------
Name: Lauren W. Jones                       Name: Larry J. O' Brien
      -------------------------                   --------------------------
Title: Assistant Secretary                  Title: Senior Vice President
       ------------------------                    -------------------------

(SEAL)

                                            AMERICAN GENERAL DISTRIBUTORS, INC.

Attest: /s/ Tracy E Harris                  By: /s/ David den Boer
        --------------------------              --------------------------------
Name: Tracy E Harris                        Name: David den Boer
      -------------------------                   --------------------------
Title: Assistant Secretary                  Title: Senior Vice President
       ------------------------                    -------------------------

(SEAL)

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